Exhibit 10.1
PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (the “Agreement”) is entered into on March 14, 2008, by and between certain shareholders of Calypso Wireless, Inc. (the “Sellers”), represented by Mr. William Morales, a specific Seller named Molca, and certain investors (the “Buyers”), represented by Mr. John W. Dalton (Mr. Morales and Mr. Dalton shall be referred to herein as the “Representatives”), and Calypso Wireless, Inc., a Delaware corporation (the “Company”) (collectively the “Parties”).

WHEREAS, the Buyers wish to purchase shares of common stock (“Common Stock”) of the Company and have provided an offer to purchase such Common Stock;

WHEREAS, Sellers wish to sell or transfer 37,500,000 shares of Common Stock to the Buyers (the “Shares”), 10,000,000 shares to the Consultants and 27,500,000 shares to Drago Daic;

WHEREAS, the Parties hereby enter into a mutually beneficial, binding, and enforceable
Agreement; and

WHEREAS, many corporate decisions that affect the daily affairs of the Company must be promptly made, time is of the essence;

NOW THEREFORE, the Parties further agree to the conditions and terms for the sale and purchase of the Shares as follows:

1. The Parties agree to engage, at Buyer’s sole cost and expense, U. S. Bank National Association, 5555 San Felipe, Suite 1150, Houston, TX, 77056, Attn: Rhonda L. Parman,
Vice President, (the “Escrow Agent”) to hold the initial funds deposited by Buyers in escrow for the purchase of the Shares. The Parties will take all necessary action to have the Escrow Agent appointed to serve in that capacity, as herein provided.

2. The Parties further agree that this Agreement will not be effective and/or enforceable until such time as the Representatives, Molca and the Company have executed this Agreement.

3. The Parties agree that the Escrow Agent is an independent, third party escrow agent that has been mutually agreed upon by all Parties to effectuate the purchase and sale of the Shares through a mutually agreeable escrow arrangement (the “Escrow Account”). The Buyers will engage the Escrow Agent on or before March 17, 2008.  The Sellers will be responsible for the payment of the legal fees accrued in connection with the drafting of and negotiation of this Agreement and the settlement of the Lawsuits (defined below) by The Loev Law Firm, PC ($20,000) and Drew Shebay ($20,000) and certain fees and expenses incurred by D.E. Wine Investments, Inc. (an affiliate of the (Consultants) ($60,000), which fees total $100,000, and which fees will be taken out of the purchase price of the Initial Shares as described below and paid to the Consultants (the “Fees”).

Purchase and Sale Agreement

4. The Buyers will purchase from Sellers 37,500,000 shares of Common Stock for an aggregate of $1,687,500 ($0.045 per share), within ten (10) business days of execution of this Agreement as described below:

(a)
A total of 30,937,311 Shares (the “Initial Shares”) will be purchased from the Sellers for a total of $1,392,179 (the “Initial Deposit”), which Initial Shares will be provided to the Company’s Transfer Agent, Continental Stock Transfer (the “Transfer Agent”) for reissuance in the name of the Buyers (as provided by the Buyer’s Representative)(the “Reissuance”) and sent to the Escrow Agent in the names of the Buyers after the Initial Deposit is made, which Initial Deposit shall be deposited into the Escrow Account within ten (10) business days from the date of this Agreement;

(b)
A total of 4,090,000 Shares (the “1st Remaining Shares”) will be purchased from Molca within Twenty (20) days of the date of this Agreement for a total of $184,050 (the “ 1st Remaining Deposit”), which 1st Remaining Shares will be provided to the Transfer Agent for reissuance in the name of the Buyer (as provided by the Buyer’s Representative), which shares shall be reissued after notice from the Escrow Agent to the Transfer Agent of the receipt of such 1st Remaining Deposit, and which 1st Remaining Shares shall then be sent to the Escrow Agent, provided however that the remaining payment (the "1st Remaining Payment") will be deposited into the Escrow Account within ten (10) business days of the date of this Agreement; and

(c)
A total of 2,472,689 Shares (the “2nd Remaining Shares”) will be purchased from Molca within thirty (30) days of the date of this Agreement for a total of $111,271 (the “2nd Remaining Deposit”), which 2nd Remaining Shares shall be provided to the Transfer Agent for reissuance in the name of the Buyer (as provided by the Buyer’s Representative) and sent to the Escrow Agent and the remaining payment (the "2nd Remaining Payment") will be deposited into the Escrow Account within thirty (30) days of the date of this Agreement; and

(d)
A total of $295,321 of the Initial Deposit shall be defined for the purposes herein as the “Holdback Amount,” which amount shall be disbursed only after the deposit with the Escrow Agent of the Remaining Shares as described below.

(e)
A total of $500,000 of the Initial Deposit shall be paid by the Escrow Agent to Drago Daic (the “Daic Funds”), assuming the consummation of the sale of the Initial Shares as described in further detail herein.

Purchase and Sale Agreement

5. Buyers acknowledge that the new Board and Officers are and shall be aware of the following lawsuits: (1) Cause No. 2004-63048; Drago Daic v. Calypso Wireless, Inc., Carlos H. Mendoza, and David Davila; In the 151st Judicial District of Harris County, Texas and judgment obtained thereto (the “Daic Lawsuit”); and (2) styled as Cause No. 2007-75853; Michael A. Albosta, Sam Allanell, Larry Baird, Jim Cathers, George Duty, Patricia Falcone, L. Scott Frazier, Louis Gomez, Darren Jones, Mohamed Nawarcl, Kyle Pierce, Desmond Reid, Oris Rives, Cristian Turrini, John Vanderberghe, and Tom Wright vs. Everett Bassie, Cheryl Dotson, Carlos Mendoza, Julietta Moran, George Schilling and Antonio Zapata, In the 281st Judicial District Court of Harris County, Texas. (the “Albosta Lawsuit”).  The Daic Lawsuit and the “Albosta Lawsuit” are collectively referred to as the “Lawsuits”.

6.  In addition to the Shares, the Sellers will transfer 27,500,000 shares of Common Stock to the Transfer Agent to be reissued in the name of Drago Daic and sent to the Escrow Agent, and the Escrow agent will send $500,000 of the Initial Deposit to Drago Daic in consideration for the settlement of all legal actions and a complete release by Drago Daic et. al. in regards to all claims, any and all judgments, collection efforts and/or legal actions against Mr. Carlos H. Mendoza, but excluding David Davila, through the Daic Lawsuit (as described above) or otherwise (the “Daic Shares”).

7.  In addition to the Shares, Sellers agree to transfer 10,000,000 shares of Common Stock to the Transfer Agent to be reissued in the name of Coastal Bend Capital and/or its assigns (“the Consultants”) for services rendered in connection with (i) the negotiation of the investment required under this agreement; (ii) the negotiation and execution of a settlement agreement, release and satisfaction of judgment, and full and final dismissal with prejudice, between the Plaintiffs in the Daic Lawsuit and Calypso Wireless and Carlos H. Mendoza (excluding Mr. Davila) and (iii) negotiating the dismissal of the Albosta Lawsuit against all Defendants.  Sellers and the Company’s current officers and directors are not responsible for the payment of any funds in connection with the settlement of the Lawsuits.

8.  It is hereby agreed that the obligations of the Sellers hereunder are contingent upon such a complete settlement, dismissal with prejudice and broad form release of all claims that were and/or that could have been asserted against the Company, it officers, directors, agents, attorneys, and any defendants named in the Lawsuits and a Release and Satisfaction of the Judgment obtained in the Daic Lawsuit, more fully described above, which is a condition precedent to the Sellers having any obligation and/or liability hereunder and failing which to Sellers satisfaction on or before March 24, 2008, the Seller’s shall have the sole and absolute right and discretion to notify the Escrow Agent of such failure upon which such Escrow Agent is hereby authorized to immediately end the escrow and distribute the respective shares to Sellers and the money to the Buyers, respectively.

9. The Sellers’ agree that the transfer of the Daic Shares and the entering into a Settlement Agreement between the Company, its officers, directors, agents, and employees and Carlos H. Mendoza, and Mr. Daic as specified in paragraph 7 above is a condition precedent to the Buyers’ performance hereunder.

Purchase and Sale Agreement

10. Upon the signing of this Agreement the Sellers will immediately and expeditiously arrange to transfer 68,437,311 shares (Initial Shares, Consultants shares and Daic Shares) and stock powers to the Transfer Agent for Reissuance. These Shares shall be deposited with the Transfer Agent on or prior to March 20, 2008 The Remaining Shares will be delivered to the transfer agent according to 4.(b) and 4(c) above for Reissuance to the Escrow Agent.  In the event the 68,437,311 Shares are not delivered to the transfer agent on or prior to March 20, 2008, the Buyers shall have the sole and absolute right and discretion to notify the Escrow Agent of such failure upon which such Escrow Agent is hereby authorized to immediately end the escrow and distribute the respective shares to Sellers and the money to the Buyers, respectively.  In the event the Initial Shares, Consultant shares and Daic shares are delivered to the Escrow Agent and are thereafter distributed to the Buyers, Consultants and Daic, but the Remaining Shares are not delivered to the Escrow Agent according to 4(b) and 4(c) above, the Buyers (and/or the agent for the Buyer) shall have the right in their sole discretion to notify the Escrow Agent to return the Remaining Deposit to the Buyers.  The Sellers will obtain an opinion of counsel, satisfactory to the Transfer Agent in connection with the Reissuances that all of the Shares can be validly transferred by the Sellers free of restrictive legend.

11. Upon the Sellers acceptance of the Settlement Agreement and related broad form release of any and all claims against the Company and Carlos H. Mendoza satisfaction of Judgment documents as to all defendants excluding David Davila, for the Daic Lawsuit, the dismissal with prejudice of the Albosta Lawsuit as to all defendants and a complete and broad form release of any and all claims that were and/or that could have been asserted by the plaintiffs against all named defendants in such Lawsuits, and other conditions precedent (collectively the “Conditions Precedent”), the Escrow Agent shall be instructed to transfer the Initial Shares of Common Stock to the Buyers and the 27,500,000 shares of Common Stock to Mr. Daic, the 10,000,000 shares of Common Stock to the Consultants and concurrently to transfer the Initial Deposit $1,504,679, minus the Fees $100,000 (which Fees shall be disbursed to The Loev Law Firm, PC, in trust for the Consultants), the Daic Funds $500,000, to the relevant parties and all required executed documents to the Sellers.  Assuming the Conditions Precedent have occurred and the sale of the Initial Shares in consideration for the Initial Deposit has occurred, as provided above, and assuming that the Remaining Shares and the Remaining Deposit have been deposited into the Escrow Account on or prior to the thirtieth (30th) day following the parties entry into this Agreement, the Escrow Agent shall disburse the Remaining Deposit and the Holdback Amount to the Sellers and the Remaining Shares to the Buyers.

12. Remaining Terms of this Agreement include the following:

a. Sellers will help facilitate the election of the Board Members as disclosed on Exhibit A attached hereto, as well as the resignation of the current Board of Directors of the Company, when all terms of this Agreement have been fully completed and/or consummated.  The current and former Board of Directors and Officers as set forth below in this subparagraph; continue to have the indemnification provided to them by the Company. The Board and Officers of the Company currently consist of the following individuals: Antonio Zapata, Julieta Moran, George Schilling and Cheryl Dotson.  The former Board of Directors and Officers consist of the following individuals: David Davila and Carlos H. Mendoza. No false allegations will be made regarding Cheryl Dotson in any SEC filing or discussions.

Purchase and Sale Agreement

b. Sellers will obtain the approval from the existing management members of the Company to tender their resignations from both executive management and/or board-of-directors position and will cause a slate of board-of-directors approved by Buyers, as discussed above, to be appointed as a final act of the resigning directors of the Company which resignations shall occur immediately following the full and complete consummation the transactions contemplated herein.

c. The new Board and Officers of the Company are exclusively responsible for all SEC filings of the Company subsequent to the 8K announcing the departure of the current officers and board members and acknowledge that books and records are incomplete due to certain bank account information and other information that is not available to current management. Current executive management and/or board-of-director members will cooperate with the newly appointed executive management and board-of-directors of the Company in the turn-over of files and other information that is currently in their possession that will be required to bring Calypso Wireless, Inc. current in relationship to its public filings.

d. Buyers acknowledge that while the bank accounts of the Company were frozen in an ownership dispute, entities (the “Entities”) have invested a total of $301,600 to pay the Company's expenses directly to attorneys, employees, and others. The Buyers and Seller agree that the payment of such expenses shall be the sole and absolute duty of the Sellers’ and the Buyers nor the Company shall have any liability for such expenses whatsoever.

e. The Sellers agree to provide the Buyers a detailed listing of all expenses incurred by the Company’s officers and Directors and fees incurred by the Company from the period from November 30, 2007 to the date of this Agreement within five (5) days from the date this Agreement is entered into.

13. Acknowledgments and representations of the Sellers:

The Sellers acknowledge and represent that:

•	they are not “affiliates” of the Company as such term is defined under Rule 501 of the Securities Act of 1933, as amended;

•	they are not under common control;

•	they own the Shares free and clear of any encumbrances; and

•
They agree and covenant not to sue the Buyers, Zimmerman, Axelrad, Meyer, Stern, & Wise, P.C., The Fryar Law Firm, P.C., Mr. Daic,  The Loev Law Firm, PC, Cristian Turrini, the Consultants and John Dalton and/or Daltons Creations, LLC, Randy Miller, Robert Yrshus, D.E. Wine Investments, Inc., Coastal Bend Capital, Richard Pattin and Mike Stakes (collectively the “Brokers,” who have and/or will serve as brokers in connection with the purchase of the Shares by the Buyers) for any claims, causes of action, demands, liability, damages, in law and/or in equity, known and/or unknown, for any and claims including negligence, tort, breach of contract.  This Covenant not to Sue is to be construed as broadly as possible to encompass any claims and/ or causes of action, other than causes of actions for intentional misconduct. This Covenant not to Sue does not include or encompass any of the obligations or representations required under this Agreement.

Purchase and Sale Agreement

Except as set forth herein, Sellers make no other representations or warranties regarding the Company or its shares of Common Stock.

14.  Acknowledgements and representations of the Buyers:

The Buyers acknowledge and represent that:

The current and former Board of Directors and Officers as set for the below in this subparagraph, continue to have the indemnification provided to them by the Company to the fullest extent provided by applicable law and the Buyers agree to use their best efforts to cause the Company to provide such indemnification and to indemnify, defend and hold harmless such persons from and against all costs, fees and expenses arising subsequent to this Agreement on any matter relating to or in connection with such persons serving in such capacities for the Company. The Buyers hereby agree and covenant not to sue the Sellers and any current and/or former Board of Directors and Officers, for any claims, causes of action, demands, liability, damages, in law and/or in equity, known and/or unknown, for any and claims including negligence, tort, breach of contract.  Further, the Buyers hereby release, the Sellers and current and former Directors and Officers including Antonio Zapata, Julieta Moran, George Schilling, Cheryl Dotson, David Davila, Carlos H. Mendoza, the Consultants, the Brokers, and The Loev Law Firm, PC for any claims, causes of action, demands, liability, damages, in law and/or in equity, known and/or unknown, for any and claims including negligence, breach of fiduciary duties, tort, and/or breach of contract, provided however that the release given in this paragraph shall not apply to any intentional misconduct by the Sellers or the former Officers and Directors.   This Covenant not to Sue and Release is to be construed as broadly as possible to encompass any claims and/ or causes of action, other than causes of actions for intentional misconduct as disclaimed above. This Release and Covenant not to Sue does not include or encompass any of the obligations or representations required under this Agreement.  The Buyers further represent and warranty that they will not, directly and/or indirectly, make any false allegations regarding Cheryl Dotson in any SEC filing or discussions.

Purchase and Sale Agreement

15. Acknowledgements and representations as to the Company.  The Company has fully disclosed in its SEC filings all known information relating to matters involving the Company or its assets or its present or past operations or activities.  The Company has 200,000,000 authorized shares and the number of outstanding shares that are included in the 9/30/2007 10-QSB.  All issued and outstanding shares, excluding the shares issued to Voice to Phone and Baxter Technologies,   are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.  The Company has not amended its Articles of Incorporation or Bylaws. The information contained in the Company’s previously filed periodic reports, as amended, on EDGAR (including historical financial information) is accurate and correct as of the date of this Agreement, and does not contain any misrepresentations nor do such reports fail to disclose any information available to current management excluding bank statements and other information not available which could include malfeasance not currently known to management which could make such reports materially misleading or false.

16.  Sellers represent that neither the Sellers nor current management of Calypso Wireless, Inc. has caused the issuance of any additional shares of common stock and that there are 189,256,534 shares of issued and outstanding common stock of Calypso Wireless, Inc., regardless of share class as filed in the 9/30/2007 10QSB or that has not been fully disclosed in this Agreement.

17. The Sellers agree to work with the Buyers and the Company on an acceptable SEC filing related to the change in management and control and the required filings regarding departures of directors and officers upon full and complete consummation of all terms of this Agreement. Such filing shall be acceptable to the Parties, but prepared and filed at Buyers’ expense.

18. THE PARTIES ACKNOWLEDGE THAT THEY ARE NOT RELYING ON ANY REPRESENTATION BY ANY OTHER PARTY, AGENTS REPRESENTATIVES, OR ATTORNEYS WITH REGARD TO (1) THE SUBJECT MATTER OF THIS AGREEMENT; OR (2) ANY OTHER FACTS OR ISSUES WHICH MIGHT BE DEEMED MATERIAL TO THE DECISION TO ENTER INTO THIS AGREEMENT. The parties acknowledge that they are each represented by attorneys; the Sellers are represented by Zimmerman, Axelrad, Meyer, Stern, & Wise, P.C., the Buyers are represented by The Loev Law Firm, P.C., and the Company is represented by the Frayr Lawfirm, P.C.  The Parties are not relying on representations, opinions, and/or any other statements made and/or prepared by the other party’s attorneys.  The Parties acknowledge that Zimmerman, Axelrad, Meyer, Stern, & Wise, P.C. is not performing any due diligence with respect to this Agreement, any representations and/or warranties made herein, is not providing any tax and/or securities law advice and has instructed its client to engage separate and independent  securities and/or tax law advice with respect to this Agreement.   The Parties further acknowledge that the Company and the Sellers waive any conflict of interest in having Zimmerman, Axelrad, Meyer, Stern, & Wise, P.C.. represent the Sellers herein, and the Sellers and the Company have and do agree that it is in their respective best interests for Zimmerman, Axelrad, Meyer, Stern, & Wise, P.C. to so act.  This representation and waiver of conflict has been made to induce Zimmerman, Axelrad, Meyer, Stern, & Wise, P.C... to represent the Sellers  hereunder and the Company, Sellers and Buyers hereby release Zimmerman, Axelrad, Meyer, Stern, & Wise, P.C. from any liability arising out of its representation of Sellers herein and the Sellers and Buyers hereby agree to cause the Company to release such law firm from any liability arising out of its representation of Sellers herein.

Purchase and Sale Agreement

The Parties acknowledge that The Fryar Law Firm, P.C.  is representing the Company.  The Parties acknowledge that The Fryar Law Firm, P.C. is not performing any due diligence with respect to this Agreement, any of the representations and/or warranties made herein, is not providing any tax and/or securities law advice and has instructed its client to engage separate securities and/or tax law advice with respect to this Agreement.   The Parties further acknowledge that the Company and the Sellers waive any conflict of interest in having The Fryar Law Firm, P.C. represent the Company herein, and the Sellers and the Company have and do agree that it is in their respective best interests for The Fryar Law Firm, P.C. to so act.  This representation and waiver of conflict has been made to induce The Fryar Law Firm, P.C. to represent the Company hereunder and the Company, Sellers and Buyers hereby release The Fryar Law Firm, P.C. from any liability arising out of its representation of the Company herein and the Sellers and Buyers hereby agree to cause the Company to release such law firm from any liability arising out of its representation of the Company herein.

The Parties acknowledge that The Loev Law Firm, PC, is not performing any due diligence with respect to this Agreement, any representations and/or warranties made herein, and is not providing any tax law advice, nor any securities law advice whatsoever to the Sellers, the Buyers or the Company.  The Company, Sellers and Buyers hereby release The Loev Law Firm, PC, from any liability arising out of its representation of the Buyers herein and the Sellers and Buyers hereby agree to cause the Company to release such law firm from any liability arising out of its representation of the Buyer herein.

19. None of the parties are relying upon any purported legal duty, even if one might exist, which existence is denied, on the part of any other Party (or such other party’s employees, agents, representatives, or attorneys) to disclose any information in connection with the execution of this Agreement, or its preparation, it being expressly understood and agreed that no lack of information on the part of another Party is a ground for challenging this Agreement.

Purchase and Sale Agreement

20. Multiple Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  A copy of this Agreement signed by one Party and faxed to another Party shall be deemed to have been executed and delivered by the signing Party as though an original.  A photocopy of this Agreement shall be effective as an original for all purposes.

21. This Agreement supersedes all prior agreements, written or oral, between the parties. It is understood that all future rights and obligations of the Parties as to each other shall be governed solely by this Agreement.

22. If any term or provision of this Agreement shall be determined to be unenforceable or invalid or illegal in any respect, the unenforceability, invalidity or illegality shall not affect any other term or provision of this Agreement, but this Agreement shall be construed as if such unenforceable, invalid, or illegal term or provision had never been contained herein.

23. This Agreement may not be modified, amended or terminated orally. No modification, amendment, or termination, or any waiver of any of the provisions of this Agreement, shall be binding unless same is in writing and signed by the person against whom such modification, amendment or waiver is sought to be enforced.

24. The parties agree to execute any and all documents reasonably necessary to effectuate the provisions of this Agreement.  The parties agree that the Representatives shall execute this Agreement initially on behalf of the Buyers and Sellers, respectively, which Representatives shall bind their respective parties to the terms of this agreement; provided that it shall be a condition precedent to the release of the Initial Deposit and the Shares from the Escrow Account, as provided above, that all of the Buyers and Sellers shall execute this Agreement as provided below.

25. This Agreement is governed by the laws of the State of Texas and represents the entire agreement and understanding between the Parties. None of the Parties shall make any public announcement pertaining to this Agreement without the written consent of the representatives of the Parties. This Agreement may only be amended or modified by written instrument signed by the Parties hereto. This Agreement may be executed in multiple original counterparts and digital or facsimile signed copies will be the same as an original.

26. This document and Agreement shall constitute a compromise and/or an offer to compromise pursuant to Rule 408 of the Texas and Federal Rules of Evidence.

[Remainder of page left intentionally blank. Signature page follows.]

Purchase and Sale Agreement

Agreed and Accepted:

Representative for Buyers:

/s/ John W. Dalton
John W. Dalton

Buyers:
______________________________	Date: __________________________
By:___________________________
Its:___________________________
Printed Name:_____________________________
Shares ________________

______________________________	Date: __________________________
By:___________________________
Its:___________________________
Printed Name:_____________________________
Shares ________________

______________________________	Date: __________________________
By:___________________________
Its:___________________________
Printed Name:_____________________________
Shares ________________

______________________________	Date: __________________________
By:___________________________
Its:___________________________
Printed Name:_____________________________
Shares ________________
______________________________	Date: __________________________
By:___________________________
Its:___________________________
Printed Name:_____________________________
Shares ________________

______________________________	Date: __________________________
By:___________________________
Its:___________________________
Printed Name:_____________________________
Shares ________________

(Additional signature pages of the Buyers may be attached hereto at the end of this Agreement if necessary)

Purchase and Sale Agreement

Representative for Sellers:

/s/ William Morales
William Morales

Sellers:

______________________________	Date: __________________________
By:___________________________
Its:___________________________
Printed Name:_____________________________
Shares ________________

______________________________	Date: __________________________
By:___________________________
Its:___________________________
Printed Name:_____________________________
Shares ________________

______________________________	Date: __________________________
By:___________________________
Its:___________________________
Printed Name:_____________________________
Shares ________________

______________________________	Date: __________________________
By:___________________________
Its:___________________________
Printed Name:_____________________________
Shares ________________

______________________________	Date: __________________________
By:___________________________
Its:___________________________
Printed Name:_____________________________
Shares ________________

______________________________	Date: __________________________
By:___________________________
Its:___________________________
Printed Name:_____________________________
Shares ________________

(Additional signature pages of the Sellers may be attached hereto at the end of this Agreement if necessary)

Purchase and Sale Agreement

Calypso Wireless, Inc. specifically as to paragraph 15

By: /s/ Cheryl L. Dotson

Its:________________________

Printed Name: Cheryl L. Dotson

Date: March 17, 2008

Purchase and Sale Agreement

Exhibit A

Board of Directors

Officers

Purchase and Sale Agreement